UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

KAYDON CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-11333	13-3186040
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

315 East Eisenhower Parkway, Suite 300 Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 747-7025

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2008, the Board of Directors of Kaydon Corporation (the “Company”) approved amendments to certain of the Company’s compensation and benefit plans and agreements designed to facilitate each plan’s or agreement’s compliance with Section 409A of the Internal Revenue Code, to clarify certain provisions (including to ensure coordination between all plans and compensation arrangements) and to make administrative changes. The Board’s actions were based on recommendations made by the Compensation Committee of the Company after review with counsel to the Committee of the compensation and benefits arrangements of the Company that could entail deferred compensation. The plans and arrangements amended are as follows:

•	Employment Agreement with James O’Leary

•	Supplemental Executive Retirement Plan (“SERP”)

•	Trust Agreement related to the SERP

•	Director Deferred Compensation Plan

•	Change in Control Compensation Agreements with the following individuals:

•     Anthony T. Behrman

•     Debra K. Crane

•     Kenneth W. Crawford

•     Peter C. DeChants

•     John R. Emling

•	1999 Long Term Stock Incentive Plan

•	2003 Non-Employee Directors Equity Plan

•	Forms of award agreements under the 1999 Long Term Stock Incentive Plan and the 2003 Non-Employee Directors Equity Plan

The amendments approved include:

•	Replacement of certain defined terms, including replacement of “termination of employment” with “separation from service” defined in accordance with Section 409A and modification of the definition of “change of control” for purposes of Mr. O’Leary’s SERP benefits

•	Inclusion of a six-month delay in payment in situations where payments would otherwise not be compliant with Section 409A

•	Inclusion of a gross up provision in Mr. O’Leary’s employment agreement related to 409A non-compliant issues to conform such agreement with the provisions set forth in the Change in Control Compensation Agreements

•	Revisions to certain award agreements to clarify rules with respect to vesting and exercise upon termination of employment and ensure coordination with Mr. O’Leary’s Employment Agreement and the Change in Control Compensation Agreements

•	Clarification of the situation under which awards may be forfeited if it is determined that the individual could have been terminated for cause

•	Revisions to conform award agreements to the Company’s current practices with respect to tax withholding and payment of exercise price

Award agreements previously issued to Mr. O’Leary have been amended and restated to conform to the new forms attached as exhibits hereto.

The above description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, copies of which are filed as exhibits to this report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits – The following exhibits are furnished as part of this current report on Form 8-K:

Exhibit No.	Description
10.1	Employment Agreements entered into March 23, 2007 effective March 26, 2007, as amended February 14, 2008 and October 23, 2008 by and between Kaydon Corporation and James O’Leary

10.2	Kaydon Corporation Supplemental Executive Retirement Plan, as amended and restated

10.3	First Amendment of the Kaydon Corporation Supplemental Executive Retirement Trust

10.4	Kaydon Corporation Director Deferred Compensation Plan Amended and Restated effective October 23, 2008

10.5	Form of Amended and Restated Kaydon Corporation Change in Control Compensation Agreement (In reliance on Instruction 2 to Item 601 of Regulation S-K, identical changes have been made to Change in Control Compensation Agreements with Anthony T. Behrman, Debra K. Crane, Kenneth W. Crawford, Peter C. DeChants and John R. Emling, but the forms have not been filed. Such agreements were originally filed as exhibits to the Form 10-K filed on February 27, 2008 (with respect to Anthony T. Behrman and Debra K. Crane) and the Form 10-Q filed on August 8, 2007 (with respect to Kenneth W. Crawford, Peter C. DeChants and John R. Emling). The agreements were amended on May 6, 2008, and the form of such amendment was filed as an exhibit to the Form 8-K filed on May 12, 2008).

10.6	Kaydon Corporation 1999 Long Term Stock Incentive Plan, Amended and Restated effective October 23, 2008

10.7	Kaydon Corporation 2003 Non-Employee Directors Equity Plan Amended and Restated effective October 23, 2008

10.8	Form of 2003 Non-Employee Directors Equity Plan Restricted Stock Agreement

10.9	Form of 2003 Non-Employee Directors Equity Plan Nonstatutory Stock Option Agreement

10.10	Form of Restricted Stock Agreement for Kaydon Corporation 1999 Long Term Stock Incentive Plan (other than for CEO)

10.11	Form of Kaydon Corporation 1999 Long Term Stock Incentive Plan Non-Qualified Stock Option Agreement

10.12	Form of Restricted Stock Agreement for Kaydon Corporation 1999 Long Term Stock Incentive Plan for James O’Leary

10.13	Form of Phantom Share Award Agreement for 1999 Long Term Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 28, 2008	KAYDON CORPORATION

	By:	/s/ Debra K. Crane

Debra K. Crane
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreements entered into March 23, 2007 effective March 26, 2007, as amended February 14, 2008 and October 23, 2008 by and between Kaydon Corporation and James O’Leary

10.2	Kaydon Corporation Supplemental Executive Retirement Plan, as amended and restated

10.3	First Amendment of the Kaydon Corporation Supplemental Executive Retirement Trust

10.4	Kaydon Corporation Director Deferred Compensation Plan Amended and Restated effective October 23, 2008

10.5	Form of Amended and Restated Kaydon Corporation Change in Control Compensation Agreement (In reliance on Instruction 2 to Item 601 of Regulation S-K, identical changes have been made to Change in Control Compensation Agreements with Anthony T. Behrman, Debra K. Crane, Kenneth W. Crawford, Peter C. DeChants and John R. Emling, but the forms have not been filed. Such agreements were originally filed as exhibits to the Form 10-K filed on February 27, 2008 (with respect to Anthony T. Behrman and Debra K. Crane) and the Form 10-Q filed on August 8, 2007 (with respect to Kenneth W. Crawford, Peter C. DeChants and John R. Emling). The agreements were amended on May 6, 2008, and the form of such amendment was filed as an exhibit to the Form 8-K filed on May 12, 2008).

10.6	Kaydon Corporation 1999 Long Term Stock Incentive Plan, Amended and Restated effective October 23, 2008

10.7	Kaydon Corporation 2003 Non-Employee Directors Equity Plan Amended and Restated effective October 23, 2008

10.8	Form of 2003 Non-Employee Directors Equity Plan Restricted Stock Agreement

10.9	Form of 2003 Non-Employee Directors Equity Plan Nonstatutory Stock Option Agreement

10.10	Form of Restricted Stock Agreement for Kaydon Corporation 1999 Long Term Stock Incentive Plan (other than for CEO)

10.11	Form of Kaydon Corporation 1999 Long Term Stock Incentive Plan Non-Qualified Stock Option Agreement

10.12	Form of Restricted Stock Agreement for Kaydon Corporation 1999 Long Term Stock Incentive Plan for James O’Leary

10.13	Form of Phantom Share Award Agreement for 1999 Long Term Stock Incentive Plan

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